Preferred shares	12 Months Ended
Dec. 31, 2012
PreferredShares
Preferred shares

The Company is authorized to issue an unlimited number of preferred shares, issuable in series.

In 2005, the Company issued 10,000,000 series 1 preferred shares (the "Preferred Shares") to its CEO pursuant to the execution of the Technical Transfer Agreement (see note 1) in exchange for the rights to utilize the SFD® technology for hydrocarbon exploration.

These Preferred Shares are non-voting, and are conditionally convertible into NXT common shares under the following terms:

●	2,000,000 of the Preferred Shares became convertible into common shares upon issue. In April 2013, the holder gave notice to NXT to formally convert (effective April 30, 2013) these 2,000,000 Preferred Shares into 2,000,000 common shares.
●	The remaining 8,000,000 Preferred Shares are subject to conditions related to potential future conversion. They may become convertible into common shares in four separate increments of 2,000,000 Preferred Shares each, should NXT achieve specified cumulative revenue thresholds of US $50 million, US $100 million, US $250 million and US $500 million prior to December 31, 2015.
●	An additional bonus of 1,000,000 Preferred Shares are issuable in the event that cumulative revenues exceed US $500 million.
●	Cumulative revenue is defined as the sum of total revenue earned plus proceeds from the sale of assets accumulated since January 1, 2007, all denominated in United States dollars, and calculated in accordance with generally accepted accounting principles.
●	In the event that the final cumulative revenue threshold of US $500 million is not achieved by December 31, 2015, NXT has the option to either redeem any remaining unconverted Preferred Shares for a price of $0.001 per share and forfeit its rights to the SFD® technology, or elect to retain the ownership of the SFD® technology by converting all of the remaining Preferred Shares into common shares.

The Preferred Shares do not participate in any dividends, and are not transferable except with the consent of the Board of Directors of NXT.

As at December 31, 2012, the Company had generated cumulative revenue of approximately US $23.1 million (December 31, 2011 - US $12.2 million) that is eligible to be applied to the above noted conversion thresholds.

The Preferred Shares were originally recorded at their estimated fair value as at December 31, 2005, with the total substantially assigned to the portion which was immediately convertible.  The remaining Preferred Shares were assigned a nominal value, reflecting the uncertainty that the required revenue objectives would be achieved to allow conversion into common shares, as follows:

	# of Preferred	recorded
	Shares	value
convertible upon issue effective December 31, 2005	2,000,000	$3,256,400
conditionally convertible on or before December 31, 2015	8,000,000	232,600
	10,000,000	3,489,000